VAN WAGONER FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                    FOR THE

                              EMERGING GROWTH FUND

                                 MICRO-CAP FUND

                                  MID-CAP FUND

                               POST-VENTURE FUND


     This Statement of Additional Information dated April 30, 1997 as supplemented August 1, 1997, is meant to be read in conjunction with the Prospectus dated April 30, 1997, for the Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund and Post-Venture Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained by writing Van Wagoner Funds, Inc., P.O. Box 1628, Milwaukee, Wisconsin 53201-1628. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.



                               TABLE OF CONTENTS
                                                                  Page
                                                                  ----
ADDITIONAL INVESTMENT INFORMATION................................    3
INVESTMENT RESTRICTIONS..........................................   12
ADDITIONAL COMPANY INFORMATION...................................   15
  Directors and Officers ........................................   15
  Control Persons and Principal Holders of Securities ...........   16
  Investment Adviser ............................................   17
  Administrator .................................................   19
  Custodian, Transfer Agent and Dividend Paying Agent ...........   19
  Legal Counsel  ................................................   19
  Independent Accountants .......................................   20
DISTRIBUTION OF SHARES...........................................   20
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................   20
TAXES............................................................   22
DESCRIPTION OF SHARES............................................   25
SHAREHOLDER MEETINGS.............................................   25
RETIREMENT PLANS.................................................   27
PERFORMANCE INFORMATION..........................................   27
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
DETERMINATION OF NET ASSET VALUE.................................   30
OTHER INFORMATION................................................   30
FINANCIAL STATEMENTS.............................................   32
APPENDIX A (Description of Securities Ratings)...................  A-1

                                ---------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     ADDITIONAL INVESTMENT INFORMATION

     The following supplements the investment objectives and policies of the Funds as set forth in their Prospectus.

     VAN WAGONER EMERGING GROWTH FUND seeks long-term capital appreciation. The Emerging Growth Fund invests primarily in equity securities of companies believed by the Adviser to have the potential for above-average long-term growth in market value. The Emerging Growth Fund may invest in companies of all sizes.

     VAN WAGONER MICRO-CAP FUND seeks capital appreciation. The Micro-Cap Fund invests primarily in equity securities of companies with market capitalizations of less than $350 million.

     VAN WAGONER MID-CAP FUND seeks capital appreciation. The Mid-Cap Fund invests primarily in equity securities of companies with market capitalizations between $500 million and $5 billion.

     VAN WAGONER POST-VENTURE FUND seeks capital appreciation. The Fund invests primarily in companies considered by the Adviser to be in their post-venture capital stage. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies that have received venture capital financing during the early stages of the company's existence or the early stages of the development of a new product or service, or as part of a reorganization, restructuring or recapitalization.

     MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     UNITED STATES GOVERNMENT OBLIGATIONS. Each of the Funds may invest in Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.


     ILLIQUID SECURITIES. Each of the Funds may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Directors or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act") that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Board has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors. Certain securities are deemed illiquid by the Securities and Exchange Commission (the "SEC") including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Funds' limitation on illiquid securities.


     Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% or less of the value of its net assets.

     HEDGING STRATEGIES. The Funds may engage in hedging activities. They may utilize a variety of financial instruments, including options, in an attempt to reduce the investment risks of the Funds.


     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options exchanges upon which they are traded and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.


     OPTIONS. GENERAL. Each Fund may purchase and write (i.e. sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in the segregated account until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     FEDERAL TAX TREATMENT OF OPTIONS. Certain option transactions have special tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If a Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     In the case of transactions involving "nonequity options," as defined in and subject to the rules of Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" subject to the rules of Code Section 1256 includes options involving stock indexes such as the Standard & Poor's 500 and 100 indexes.

     CERTAIN RISKS REGARDING OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Successful use by the Funds of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.


     COVER FOR OPTIONS POSITIONS. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds write or sell options.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     INVESTMENT COMPANIES. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges or a major foreign exchange. Warrants attached to other securities acquired by a Fund are not subject to this restriction.


     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.


     In selecting convertible securities for the Funds, the Adviser will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     Typically, the convertible debt securities in which the Funds will invest will be of a quality less than investment grade (so-called "junk bonds"). The Funds will, however, limit their investment in non-investment grade convertible debt securities to no more than 5% of the respective net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody's or S&P, or unrated securities deemed by the Adviser to be of comparable quality. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

     EFFECT ON INTEREST RATES AND ECONOMIC CHANGES. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     PAYMENT EXPECTATIONS. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on the Adviser's credit analysis than would be the case with investments in investment grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors each Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

     In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuations and to greater risk of loss of income and principal due to default than investments of higher-rated fixed income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower-rated securities.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Funds are set forth in the prospectus.

                            INVESTMENT RESTRICTIONS

     Consistent with each Fund's investment objective, each Fund has adopted certain investment restrictions. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of a Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment limitations except with respect to a Fund's restrictions on borrowings as set forth in restriction 8 below.

     A Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS.

     Each Fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "Investment Company Act"); provided, however, a Fund may engage in transactions involving options, futures and options on futures contracts.

     2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

     3. With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

     4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

     5. Act as an underwriter or distributor of securities other than shares of the Funds except to the extent that a Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that a Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

     7. Borrow money, except that a Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

     8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

     THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     Each Fund may not:

     1. Purchase warrants, valued at the lower of cost or market, in excess of 5% of a Fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     2. Purchase securities of other investment companies except to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

     3. Make investments for the purpose of exercising control or management of any company except that a Fund may vote portfolio securities in the Fund's discretion.

     4.   Invest in securities of issuers which have a record of less than three
(3) years continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business, if such purchase would cause the value of the Fund's investments in all such companies to exceed 10% of the value of its total assets.

     5. Acquire illiquid securities if, as a result of such investments, more than five percent (5%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities.

     6. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

     7. Borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of the Fund's net assets; provided, however, a Fund may engage in transactions involving options. Each Fund will not purchase any security while borrowings represent more than 5% of its total assets are outstanding.

     8. Purchase any interest in any oil, gas or any other mineral exploration or development program, including any oil, gas or mineral leases.

          Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should a Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

          In determining industry classification with respect to the Funds, the Adviser intends to use the industry classification titles in the Standard Industrial Classification Manual.

          A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

                         ADDITIONAL COMPANY INFORMATION

     DIRECTORS AND OFFICERS. Information regarding the Board of Directors and officers of the Funds, including their principal business occupations during at least the last five years, is set forth below. Each director who is an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Except where otherwise indicated, each of the individuals below has served in his or her present capacity with the Company since November 1995. The address of each of the officers and directors is c/o Van Wagoner Funds, 1 Bush Street, Suite 1150, San Francisco, California, 94104.

     *GARRETT R. VAN WAGONER, PRESIDENT, TREASURER, SECRETARY AND DIRECTOR

     Mr. Van Wagoner is the President, Treasurer, Secretary, Director and sole shareholder of the Adviser, and has served in such capacities since the organization of the Adviser in October 1995. He was the portfolio manager of the Govett Smaller Companies Fund, a portfolio of The Govett Funds, Inc., from March 1993 until December 31, 1995. Prior thereto, he was Senior Vice President at Bessemer Trust, N.A., since 1982, where he was responsible for its emerging growth stock investment program. Age 41.

                           LARRY P. ARNOLD, DIRECTOR

     Larry P. Arnold, Private investor since 1993. Founder and Managing General Partner of Wessels Arnold & Henderson from June 1986 to January 1993. Senior Vice President of Piper Jaffray & Hopwood from 1979 to March 1986. Director of Sparta Foods, Inc. Age 54.

                           ROBERT S. COLMAN, DIRECTOR

     Partner since February 1991 of Colman Furlong & Co. and since 1996 the founder of Colman Partners, both private merchant banking firms. Mr. Colman is a Director of Cleveland Cliffs, Inc. and HealthCare COMPARE Corp. Age 55.

                         PETER R. KRIS, VICE PRESIDENT

     Mr. Kris is Vice President of the Company and has served in such capacity since February 1996. He was Vice President of Govett and Company Limited from May 1992 until February 1996. Mr. Kris was an Account Executive with Charles Schwab and Company from March 1992 to May 1992, and prior thereto he was employed for two years by State Street Bank & Trust as Portfolio Accounting Manager. Age 31.

     The Director of the Company who is an officer of the Adviser receives no remuneration from the Funds. In 1997, each of the other Directors will be paid a fee of $1,000 for each meeting attended. In addition, each Director is reimbursed for the expenses of attending meetings. The table below sets forth the compensation of the Directors for the fiscal year ending December 31, 1996.

                               COMPENSATION TABLE

                              Aggregate         Total Compensation
                          Compensation from      from Company Paid
Name of Person                 Company             to Directors
--------------            -----------------     ------------------
Garrett R. Van Wagoner            $0                    $0
Larry P. Arnold                 $1,500                $1,500
Robert S. Colman                $1,500                $1,500


     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of April 1, 1997, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds.


                        VAN WAGONER EMERGING GROWTH FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104, 25%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003, 14%.


                           VAN WAGONER MICRO-CAP FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104, 26%; National Financial Services Corp. *, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003, 17%.


                            VAN WAGONER MID-CAP FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104, 24%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003, 15%.


                         VAN WAGONER POST-VENTURE FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104, 18%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003, 17%.

As of April 1, 1997, the directors and officers as a group owned 1% of the outstanding shares of the Mid-Cap Fund, 2% of the outstanding shares of the Post-Venture Fund and less than 1% of the outstanding shares of the Emerging Growth Fund and Micro-Cap Fund.

*Shareholders of record, not beneficial owners.

     INVESTMENT ADVISER. The investment adviser to the Funds is Van Wagoner Capital Management, Inc. (the "Adviser"). Mr. Van Wagoner is the founder and President of the Adviser and owns all of the outstanding common stock of the Adviser. As such, he controls the Adviser. Pursuant to Investment Advisory Agreements entered into between the Company on behalf of each of the Funds and the Adviser (the "Investment Advisory Agreements"), the Adviser provides continuous investment advisory services to the Funds. The Adviser also provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties. The Investment Advisory Agreements for the Emerging Growth, Micro-Cap and Mid-Cap Funds are dated as of December 31, 1995. The Investment Advisory Agreement for the Post-Venture Fund is dated as of August 7, 1996. The Investment Advisory Agreements have an initial term of two years and thereafter are required to be approved annually by the Board of Directors of the Company or by vote of a majority of the respective Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the respective Fund's directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreements for the Emerging Growth, Micro-Cap and Mid-Cap Funds were approved by the vote of a majority of the Directors who are not parties to the respective Investment Advisory Agreement or interested persons of any such party on December 8, 1995, and by the initial shareholder of the Emerging Growth, Micro-Cap and Mid-Cap Funds on December 8, 1995. The Investment Advisory Agreement for the Post-Venture Fund was approved by the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party on August 7, 1996, and by the initial shareholder of the Post-Venture Fund on August 7, 1996. The Investment Advisory Agreements are terminable without penalty with respect to a Fund, on 60 days' written notice by the Directors, by vote of a majority of a Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.

     As compensation for its services, each Fund pays to the Adviser a monthly advisory fee at the annual rate specified in the respective Prospectus. From time to time, the Adviser may voluntarily waive all or a portion of its fee for one or more Funds. The organizational expenses of the Funds were advanced by the Adviser and will be reimbursed by each Fund over a period of not more than 60 months.

     The Investment Advisory Agreements require the Adviser to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed a percentage of the average net asset value of the Fund for such year which is the most restrictive percentage provided by the state laws of the various states in which such Fund's common stock is qualified for sale or if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information, no such state law provision was applicable to any of the Funds. Additionally, the Adviser has voluntarily agreed to reimburse each Fund to the extent aggregate annual operating expenses as described above exceed 1.95% of the average daily net assets of each Fund, until January 1, 1998. The Adviser may voluntarily continue to waive all or a portion of the advisory fees otherwise payable by the Funds. Such a waiver may be terminated at any time in the Adviser's discretion. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to each Fund by reducing the Adviser's fee, subject to later adjustment, month by month, for the remainder of each Fund's fiscal year. The Adviser may from time to time voluntarily absorb expenses for one or more Funds in addition to the reimbursement of expenses in excess of the foregoing.

     Each Investment Advisory Agreement provides that the Adviser shall not be liable to the respective Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreements also provide that nothing therein shall limit the freedom of the Adviser and its affiliates to render investment supervisory and corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     For the fiscal year ended December 31, 1996, the Adviser accrued the following management fees and waived a portion of its management fees in the following amounts*:

Emerging Growth Fund
   Gross Management Fees                $6,508,760
   Waived Management Fees                 $178,686

Micro-Cap Fund
   Gross Management Fees                $1,397,953
   Waived Management Fees                 $563,718

Mid-Cap Fund
   Gross Management Fees                  $834,015
   Waived Management Fees                  $80,281

*The Post-Venture Fund commenced operations after the close of business on December 31, 1996.

     ADMINISTRATOR. Sunstone Financial Group, Inc. (the "Administrator") provides various administrative and fund accounting services to the Funds (which includes clerical, compliance, regulatory, fund accounting and other services) pursuant to an Administration and Fund Accounting Agreement with the Company on behalf of the Funds. The Administration and Fund Accounting Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Company and the Administrator. The Administration and Fund Accounting Agreement may be terminated on not less than 90 days' notice, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator. Under the Administration and Fund Accounting Agreement, the Administrator is not liable for any loss suffered by the Funds or their shareholders in connection with the performance of the Administration and Fund Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administration and Fund Accounting Agreement also provides that the Administrator may provide similar services to others including other investment companies. For the fiscal year ended December 31, 1996, the fees paid to the Administrator were $280,175, $130,643 and $120,846 for the Emerging Growth Fund, Micro-Cap Fund and Mid-Cap Fund, respectively. (The Post-Venture Fund commenced operations after the close of business on December 31, 1996). In addition, the Administrator received from the Funds $60,000 for organizational services provided by the Administrator, plus out-of-pocket expenses.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. UMB Bank, n.a. serves as the custodian and Sunstone Investor Services, LLC, an affiliate of Sunstone Financial Group, Inc., the Funds' administrator, serves as the transfer and dividend paying agent for the Funds. Under the terms of the respective agreements, UMB Bank, n.a. is responsible for the receipt and delivery of each Fund's securities and cash, and Sunstone Investor Services, LLC is responsible for processing purchase and redemption requests for the securities of each Fund as well as the recordkeeping of ownership of each Fund's securities, payment of dividends as declared by the Directors and the issuance of confirmations of transactions and annual statements to shareholders. UMB Bank, n.a. and Sunstone Investor Services, LLC do not exercise any supervisory functions over the management of the Funds or the purchase and sale of securities.

     LEGAL COUNSEL. Foley & Lardner, with offices at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as counsel to the Funds.

     INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP are the independent accountants for the Funds. They are responsible for performing an audit of each Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Funds.

                             DISTRIBUTION OF SHARES

          As set forth in the Prospectus, the Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

     The Plan was adopted in anticipation that the Funds will benefit from the Plan through increased sales of shares of each Fund, thereby reducing each Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the directors of the Funds who are not interested persons of the Funds and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of Common Stock. Messrs. Arnold and Colman are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Funds provided for in the Plan requires approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Funds will be committed to the discretion of the directors of the Funds who are not interested persons of the Funds. The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Company. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

     For the fiscal year ended December 31, 1996, the Funds* paid a total of $1,743,248 in 12b-1 fees. Sunstone Financial Group, Inc. received compensation in the amount of $134,128 pursuant to its Distribution Agreement and the balance was spent for printing and mailing of prospectuses to other than current shareholders, advertising, compensation to dealers and other distribution purposes. (* The Post-Venture Fund commenced operations after the close of business on December 31, 1996.)

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for each Fund, for the placement of its portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Company's Board of Directors. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser.

     The Adviser will place orders pursuant to its investment determination for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best effort to seek on behalf of a Fund the best overall terms available. In selecting brokers and assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.

     In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. While the Adviser believes these services have substantial value, they are considered supplemental to its own efforts in the performance of its duties. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser has to the Funds. In no instance, however, will portfolio securities be purchased from or sold to the Adviser, or any affiliated person of either the Company or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, decisions and no-action letters.

     The Adviser may retain advisory clients in addition to the Funds and place portfolio transactions for these accounts. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Funds. In the opinion of the Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Funds) to be managed by the Adviser. Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, such costs to the Funds will not, in the opinion of the Adviser, be disproportionate to the benefits to be received by the Funds on a continuing basis.

     The Adviser intends to seek to allocate portfolio transactions equitably among its accounts whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, if any, the main factors to be considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

     During the year ended December 31, 1996, the Funds paid the following brokerage commissions*:

     Emerging Growth Fund          $1,962,362
     Micro-Cap Fund                   260,568
     Mid-Cap Fund                     321,769

*The Post-Venture Fund commenced operations after the close of business on December 31, 1996.

     None of the brokers to whom commissions were paid during the fiscal year ended December 31, 1996 provided research services to the Adviser.


                                     TAXES

GENERAL

     In order to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject to the alternative minimum tax.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

FOREIGN TAXES

     Dividends and interest received by the Funds may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on each Fund's portfolio securities. Tax conventions or treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. A Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations.

NON U.S. SHAREHOLDERS

     Distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by an individual in the United States.

     The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting such Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                             DESCRIPTION OF SHARES

     The Company is an open-end management investment company organized as a Maryland corporation on October 18, 1995. The Company's Charter authorizes the Board of Directors to issue up to 1,000,000,000 shares of common stock, par value $0.0001 per share. Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

     Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

     Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or the Maryland General Corporation Law.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Funds. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

     Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Funds outstanding (or of a class or series of the Funds, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Articles of Incorporation provide that, to the extent consistent with the General Corporation Law of Maryland and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Funds outstanding (or of a class or series).

                              SHAREHOLDER MEETINGS

     The Maryland Statutes permit registered investment companies, such as the Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The Company's By-Laws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                RETIREMENT PLANS

     Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Funds offer a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee.

     Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-228-2121. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

                            PERFORMANCE INFORMATION

     The Funds may from time to time advertise performance data such as "average annual total return" and "total return." To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return.

     The average annual total return for a Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

           N
     P(1+T) = ERV

      Where: T= average annual total return.

       ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

         P = hypothetical initial payment of $1,000.

         N = period covered by the computation, expressed in terms of years.

     Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the investment over the period or as a cumulative total return which represents the change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Funds' performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Funds' returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

     The total return for the fiscal year ended December 31, 1996 for each of the Emerging Growth Fund, Micro-Cap Fund and Mid-Cap Fund, were 26.90%, 24.50% and 23.90%, respectively. Such performance results reflect reimbursements made by the Adviser during the fiscal year ended December 31, 1996 to keep the ratio of net expenses to average net assets of each Fund at or below 1.95%. The total return for the period from the commencement of operations (after the close of business on December 31, 1996) through March 31, 1997, for the Post-Venture Fund was (17.10)%. Such performance results reflect reimbursement made by the Adviser (after the close of business on December 31, 1996 through March 31,
1997) to keep the ratio of net expenses to average net assets for the Fund at or below 1.95%.

     From time to time, in marketing and other literature, the Funds' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objective and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of or selections from, editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The Funds may compare their performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the Nasdaq Over-the-Counter Composite Index. There are differences and similarities between the investments that the Funds may purchase for their respective portfolios and the investments measured by these indices.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Marketing and other Company literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares a Fund to other Van Wagoner Funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

                  PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus, the net asset value of the Funds will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.


    In connection with the determination of the Funds' net asset values, options written or purchased by the Funds are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices.


    To illustrate the method of computing the offering price of shares of the Funds*, the offering price on December 31, 1996 was as follows:

                                Emerging
                                 Growth       Micro-Cap         Mid-Cap

Net Assets                    $638,159,476   $140,698,454    $137,740,482
  divided by
Shares Outstanding             50,275,260     11,303,250      11,114,950
  equals
Net Asset Value Per Share        $12.69         $12.45          $12.39
  (Offering & Redemption Price)

*The Post-Venture Fund commenced operations after the close of business on December 31, 1996.

     Shares of the Funds may be exchanged for shares of the Northern U.S. Government Money Market Fund as provided in the Prospectus. Sunstone Investor Services, LLC, the Funds' transfer agent, receives a service fee from the Northern U.S. Government Money Market Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares of the Funds exchanged into the Northern U.S. Government Money Market Fund. Sunstone Investor Services, LLC is an affiliate of Sunstone Financial Group, Inc., the Funds' administrator.

                               OTHER INFORMATION

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for a Fund to pay redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of a Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

     Payment for shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act with respect to the securities offered by the Funds' Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

The following audited financial statements dated December 31, 1996 for the Emerging Growth Fund, Micro-Cap Fund and Mid-Cap Fund are attached hereto:

     1.  Schedules of Investments as of December 31, 1996
     2.  Statements of Assets and Liabilities as of December 31, 1996
     3.  Statements of Operations for the Year Ended December 31, 1996
     4.  Statements of Changes in Net Assets for the Year Ended December 31,
         1996
     5.  Financial Highlights for the Year Ended December 31, 1996
     6.  Notes to Financial Statements
     7.  Report of Independent Accountants


The following unaudited financial statements dated March 31, 1997 for the Post-Venture Fund are attached hereto:

     1.  Schedule of Investments as of March 31, 1997
     2.  Statement of Assets and Liabilities as of March 31, 1997
     3.  Statement of Operations for the Three Months Ended March 31, 1997
     4. Statement of Changes in Net Assets for the Three Months Ended March 31, 1997
     5.  Financial Highlights for the Three Months Ended March 31, 1997
     6.  Notes to Financial Statements

*****


                        VAN WAGONER EMERGING GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1996

  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            COMMON STOCKS 101.20%

            CHEMICALS 0.49%
   235,000  NuCo2, Inc.<F3><F4>                           $  3,128,438
                                                          ------------

            COMMERCIAL SERVICES -
            MISCELLANEOUS 1.72%
   296,500  Pediatrix Medical Group, Inc.<F3>               10,970,500
                                                          ------------
            COMMERCIAL SERVICES -
            SECURITY/SAFETY 0.68%
   200,000  Check Point Software
            Technologies, Ltd.<F3>                           4,350,000
                                                          ------------

            COMPUTERS - INTEGRATED
            SYSTEMS 1.67%
   225,000  Wind River Systems, Inc.<F3>                    10,659,375
                                                          ------------

            COMPUTERS - LOCAL
            NETWORKS 10.81%
   400,000  Arbor Software Corp.<F3>                         9,700,000
   475,000  Ascend Communications, Inc.<F3>                 29,509,375
   400,000  Citrix Systems, Inc.<F3>                        15,625,000
   500,000  Xylan Corp.<F3>                                 14,125,000
                                                          ------------
                                                            68,959,375
                                                          ------------

            COMPUTERS - MEMORY
            DEVICES 3.72%
   460,000  Legato Systems, Inc.<F3>                        15,007,500
   175,000  Veritas Software Corp.<F3>                       8,706,250
                                                          ------------
                                                            23,713,750
                                                          ------------

            COMPUTERS - PERIPHERALS 1.36%
   275,000  Security Dynamics
            Technologies, Inc.<F3>                           8,662,500
                                                          ------------

            COMPUTERS - RETAIL/
            WHOLESALE 0.75%
   600,000  Intelligent Electronics, Inc.<F3>                4,800,000
                                                          ------------

            COMPUTERS - SERVICES 2.78%
   375,000  Viasoft, Inc.<F3>                               17,718,750
                                                          ------------

            COMPUTERS - SOFTWARE 24.40%
   950,000  Avant! Corp.<F3><F4>                            30,162,500



  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            COMPUTERS - SOFTWARE 24.40% (CONT'D.)
   250,000  CBT Group PLC ADR<F3>                        $  13,562,500
   400,000  Clarify, Inc.<F3>                               19,200,000
    75,000  Forte Software, Inc.<F3>                         2,456,250
   350,000  McAfee Associates, Inc.<F3>                     15,400,000
   200,000  Netscape Communications Corp.<F3>               11,375,000
   450,000  Pure Atria Corp.<F3>                            11,137,500
   300,000  Remedy Corp.<F3>                                16,125,000
   475,000  SQA, Inc.<F3><F4>                               15,793,750
   250,000  Technology Modeling
            Associates, Inc.<F3><F4>                         3,312,500
   550,000  Vantive Corp.<F3>                               17,187,500
                                                          ------------
                                                           155,712,500
                                                          ------------

            ENERGY - SERVICES 4.53%
   150,000  Energy Ventures, Inc.<F3>                        7,631,250
   175,000  ENSCO International, Inc.<F3>                    8,487,500
   400,000  Nabors Industries, Inc.<F3>                      7,700,000
   225,000  Rowan Cos., Inc.<F3>                             5,090,625
                                                          ------------
                                                            28,909,375
                                                          ------------

            MACHINERY  0.75%
   300,000  JLG Industries, Inc.                             4,800,000
                                                          ------------

            MEDICAL - BIOMEDICAL/
            GENETICS 0.46%
   250,000  Cardiac Pathways Corp.<F3><F4>                   2,968,750
                                                          ------------

            MEDICAL - INFORMATION
            SERVICES 2.02%
   200,000  HBO & Co.                                       11,875,000
   150,000  Oacis Healthcare Holding Corp.<F3>               1,012,500
                                                          ------------
                                                            12,887,500
                                                          ------------

            MEDICAL - INSTRUMENTS 0.90%
   250,000  Heartport, Inc.<F3>                              5,718,750
                                                          ------------

            MEDICAL - OUTPATIENT/
            HOME 1.27%
   300,000  OccuSystems, Inc.<F3>                            8,100,000
                                                          ------------
            MEDICAL - PRODUCTS 5.78%
   125,000  Parexel International Corp.<F3>                  6,453,125
   550,000  Pharmaceutical Product
            Development, Inc.<F3>                           13,887,500


                        VAN WAGONER EMERGING GROWTH FUND
                       SCHEDULE OF INVESTMENTS (cont'd.)

  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            MEDICAL - PRODUCTS 5.78% (CONT'D.)
   250,000  Quintiles Transnational Corp.<F3>            $  16,562,500
                                                          ------------
                                                            36,903,125
                                                          ------------

            MEDICAL - WHOLESALE/DRUG 1.94%
   425,000  NCS HealthCare, Inc.<F3><F4>                    12,378,125
                                                          ------------

            OIL & GAS 10.54%
   600,000  Comstock Resources, Inc.<F3>                     7,800,000
   155,000  Diamond Offshore Drilling, Inc.<F3>              8,835,000
   100,000  Falcon Drilling Co., Inc.<F3>                    3,925,000
   440,000  Global Marine, Inc.<F3>                          9,075,000
   650,000  Noble Drilling Corp.<F3>                        12,918,750
   175,000  Reading & Bates Corp.<F3>                        4,637,500
   100,000  Smith International, Inc.<F3>                    4,487,500
   120,000  Tidewater, Inc.                                  5,430,000
   125,000  Transocean Offshore, Inc.                        7,828,125
   100,000  Varco International, Inc.<F3>                    2,312,500
                                                          ------------
                                                            67,249,375
                                                          ------------

            POLLUTION CONTROL - SERVICES 0.19%
    33,400  Newpark Resources, Inc.<F3>                      1,244,150
                                                          ------------

            TELECOMMUNICATIONS -
            EQUIPMENT 23.69%
   720,000  Adtran, Inc.<F3>                                29,880,000
   500,600  Cascade Communications Corp.<F3>                27,595,575
   250,000  Natural Microsystems Corp.<F3>                   7,875,000
 1,100,000  PairGain Technologies, Inc.<F3>                 33,481,250
   525,000  Premisys Communications, Inc.<F3>               17,718,750
   400,000  Sync Research, Inc.<F3>                          5,500,000
   775,000  Tellabs, Inc.<F3>                               29,159,375
                                                          ------------
                                                           151,209,950
                                                          ------------

            TELECOMMUNICATIONS -
            SERVICES 0.75%
   200,000  Objective Systems
            Integrators, Inc.<F3>                            4,775,000
                                                          ------------

            Total Common Stocks
            (cost $607,580,180)                            645,819,288
                                                          ------------
  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----


            WARRANTS 0.01%

   196,000  ATS Medical, Inc. -
            expires 3/2/97<F3>                            $     73,500
                                                          ------------

            Total Warrants
            (cost $260,827)                                     73,500
                                                          ------------

 PRINCIPAL
  AMOUNT
---------

            SHORT-TERM INVESTMENTS 0.00%

    $2,310  UMB Bank, n.a., Money Market
            Fiduciary                                            2,310
                                                          ------------

            Total Short-Term Investments
            (cost $2,310)                                        2,310
                                                          ------------

            Total Investments 101.21%
            (cost $607,843,317)                            645,895,098

            Other Liabilities
            less Assets (1.21)%                            (7,735,622)
                                                          ------------

            NET ASSETS 100.00%                            $638,159,476
                                                          ============

<F3> Non-income producing
<F4> Affiliated company - see Note 6

See notes to financial statements.



                           VAN WAGONER MICRO-CAP FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1996

  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            COMMON STOCKS 91.99%

            BUILDINGS 1.23%
    50,000  NCI Building Systems, Inc.<F5>                  $1,725,000
                                                          ------------

            CHEMICALS 0.99%
   105,000  NuCo2, Inc.<F5><F6>                              1,397,813
                                                          ------------

            COMMERCIAL SERVICES -
            MISCELLANEOUS 1.91%
    41,000  Abacus Direct Corp.<F5>                            768,750
    84,450  ClinTrials Research, Inc.<F5>                    1,921,237
                                                          ------------
                                                             2,689,987
                                                          ------------

            COMMERCIAL SERVICES -
            SECURITY/SAFETY 1.55%
   100,000  Check Point Software
            Technologies, Ltd.<F5>                           2,175,000
                                                          ------------

            COMPUTERS - INTEGRATED
            SYSTEMS 3.59%
   225,000  Peerless Systems Corp.<F5>                       3,825,000
   100,000  Western Micro Technology, Inc.<F5>               1,225,000
                                                          ------------
                                                             5,050,000
                                                          ------------

            COMPUTERS - LOCAL
            NETWORKS 4.71%
    70,000  ACT Networks, Inc.<F5>                           2,555,000
    65,500  Ascend Communications, Inc.<F5>                  4,069,188
                                                          ------------
                                                             6,624,188
                                                          ------------

            COMPUTERS - RETAIL/
            WHOLESALE 1.99%
   350,000  Intelligent Electronics, Inc.<F5>                2,800,000
                                                          ------------

            COMPUTERS - SERVICES 1.18%
   350,000  Dynamic Healthcare
            Technologies, Inc.<F5>                           1,662,500
                                                          ------------

            COMPUTERS - SOFTWARE 22.14%
   225,000  ANSYS, Inc.<F5>                                  3,037,500
    40,000  Clarify, Inc.<F5>                                1,920,000
   275,000  Mechanical Dynamics, Inc.<F5><F6>                3,815,625
   200,000  OrCAD, Inc.<F5><F6>                              2,200,000
    75,000  Rogue Wave Software, Inc.<F5>                    1,181,250


  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            COMPUTERS - SOFTWARE 22.14% (CONT'D.)
   100,000  Simulation Sciences, Inc.<F5>                 $  1,487,500
   100,000  SQA, Inc.<F5><F6>                                3,325,000
   287,500  Technology Modeling
            Associates, Inc.<F5><F6>                         3,809,375
   300,000  Walker Interactive Systems, Inc.<F5>             4,068,750
   275,000  XcelleNet, Inc.<F5>                              4,434,375
   150,000  Xionics Document
            Technologies, Inc.<F5>                           1,875,000
                                                          ------------
                                                            31,154,375
                                                          ------------
            CONSUMER PRODUCTS -
            MISCELLANEOUS 0.38%
    40,100  Koala Corp.<F5>                                    541,350
                                                          ------------
            ELECTRONICS - SEMICONDUCTOR
            MANUFACTURING 1.41%
   100,000  ELEXSYS International, Inc.<F5>                  1,987,500
                                                          ------------

            ENERGY - SERVICES 3.21%
    50,000  Energy Ventures, Inc.<F5>                        2,543,750
   100,000  Marine Drilling Co., Inc.<F5>                    1,968,750
                                                          ------------
                                                             4,512,500
                                                          ------------

            MEDICAL - BIOMEDICAL/
            GENETICS 5.69%
   400,000  Cardiac Pathways Corp.<F5><F6>                   4,750,000
   250,000  Cardiovascular Dynamics, Inc.<F5>                3,250,000
                                                          ------------
                                                             8,000,000
                                                          ------------

            MEDICAL - INFORMATION
            SERVICES 0.33%
    10,000  The Registry, Inc.<F5>                             461,250
                                                          ------------

            MEDICAL - INSTRUMENTS 2.13%
    30,000  Hologic, Inc.<F5>                                  742,500
   300,000  IRIDEX Corp.<F5><F6>                             2,250,000
                                                          ------------
                                                             2,992,500
                                                          ------------

            MEDICAL - PRODUCTS 18.50%
   520,000  Aksys, Ltd.<F5>                                  4,485,000
 1,025,000  Angeion Corp.<F5>                                3,587,500
   325,000  ATS Medical, Inc.<F5>                            2,518,750
   385,000  CardioGenesis Corp.<F5>                          4,331,250
   100,000  Cytyc Corp.<F5>                                  2,700,000



                           VAN WAGONER MICRO-CAP FUND
                       SCHEDULE OF INVESTMENTS (cont'd.)

  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            MEDICAL - PRODUCTS 18.50% (CONT'D.)
   175,000  EndoSonics Corp.<F5>                        $    2,668,750
    50,000  Parexel International Corp.<F5>                  2,581,250
   125,000  Pharmaceutical Product
            Development, Inc.<F5>                            3,156,250
                                                          ------------
                                                            26,028,750
                                                          ------------

            MEDICAL - WHOLESALE/DRUG 2.07%
   100,000  NCS HealthCare, Inc.<F5><F6>                     2,912,500
                                                          ------------
            OIL & GAS 4.50%
    50,000  Benton Oil & Gas Co.<F5>                         1,131,250
   150,000  Comstock Resources, Inc.<F5>                     1,950,000
     5,000  Drilex International, Inc.<F5>                      60,000
    15,000  Patterson Energy, Inc.<F5>                         386,250
   100,000  Rutherford-Moran Oil Corp.<F5>                   2,800,000
                                                          ------------
                                                             6,327,500
                                                          ------------


            PHARMACEUTICALS 0.78%
   125,000  NABI, Inc.<F5>                                   1,093,750
                                                          ------------

            TELECOMMUNICATIONS -
            EQUIPMENT 8.38%
    40,000  Adtran, Inc.<F5>                                 1,660,000
   101,000  Galileo Corp.<F5>                                2,537,625
   175,000  Natural Microsystems Corp.<F5>                   5,512,500
    25,000  Powerwave Technologies, Inc.<F5>                   365,625
   125,000  Sync Research, Inc.<F5>                          1,718,750
                                                          ------------
                                                            11,794,500
                                                          ------------

            TELECOMMUNICATIONS -
            SERVICES 2.27%
   400,000  CTC Communications Corp.<F5><F6>                 3,200,000
                                                          ------------

            TRANSPORTATION 1.71%
    50,000  Trico Marine Services, Inc.<F5>                  2,400,000
                                                          ------------

            UTILITIES - TELEPHONE 1.34%
    30,000  Seacor Holdings, Inc.<F5>                        1,890,000
                                                          ------------

            Total Common Stocks
            (cost $117,130,574)                            129,420,963
                                                          ------------


  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----
            REAL ESTATE INVESTMENT TRUSTS 2.65%

   100,000  Redwood Trust, Inc.                          $   3,725,000
                                                          ------------

            Total Real Estate Investment Trusts
            (cost $3,175,000)                                3,725,000
                                                          ------------

            WARRANTS 0.02%

    60,500  ATS Medical, Inc. -
            expires 3/2/97<F5>                                  22,687
                                                          ------------

            Total Warrants
            (cost $88,099)                                      22,687
                                                          ------------

 PRINCIPAL
  AMOUNT
 --------

            REPURCHASE AGREEMENTS 9.23%

$12,990,000 UMB Bank, n.a., 5.875%, dated
            12/31/96, repurchase price
            $12,994,182, maturing
            1/2/97 (collateralized by
            U.S. Treasury Notes,
            6.50%, 5/15/97)                                 12,990,000
                                                          ------------

            Total Repurchase Agreements
            (cost $12,990,000)                              12,990,000
                                                          ------------

            SHORT-TERM INVESTMENTS 0.00%

     6,885  UMB Bank, n.a., Money Market
            Fiduciary                                            6,885
                                                          ------------

            Total Short-Term Investments
            (cost $6,885)                                        6,885
                                                          ------------

            Total Investments 103.89%
            (cost $133,390,558)                            146,165,535

            Other Liabilities
            less Assets (3.89)%                            (5,467,081)
                                                          ------------

            NET ASSETS 100.00%                            $140,698,454
                                                          ============

<F5> Non-income producing
<F6> Affiliated company - see Note 6

See notes to financial statements.



                            VAN WAGONER MID-CAP FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1996

  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            COMMON STOCKS 96.44%

            COMMERCIAL SERVICES -
            MISCELLANEOUS 2.01%
    75,000  Pediatrix Medical Group, Inc.<F7>             $  2,775,000
                                                          ------------

            COMPUTERS - INTEGRATED
            SYSTEMS 1.72%
    50,000  Wind River Systems, Inc.<F7>                     2,368,750
                                                          ------------

            COMPUTERS - LOCAL
            NETWORKS 11.74%
    75,000  Arbor Software Corp.<F7>                         1,818,750
   100,000  Ascend Communications, Inc.<F7>                  6,212,500
   100,000  Citrix Systems, Inc.<F7>                         3,906,250
   150,000  Xylan Corp.<F7>                                  4,237,500
                                                          ------------
                                                            16,175,000
                                                          ------------

            COMPUTERS - MEMORY
            DEVICES 4.77%
   125,000  Legato Systems, Inc.<F7>                         4,078,125
    50,000  Veritas Software Corp.<F7>                       2,487,500
                                                          ------------
                                                             6,565,625
                                                          ------------

            COMPUTERS - MINI/MICRO 1.72%
    60,000  Rational Software Corp.<F7>                      2,373,750
                                                          ------------

            COMPUTERS - PERIPHERALS 1.72%
    75,000  Security Dynamics
            Technologies, Inc.<F7>                           2,362,500
                                                          ------------

            COMPUTERS - SERVICES 2.92%
    85,000  Viasoft, Inc.<F7>                                4,016,250
                                                          ------------

            COMPUTERS - SOFTWARE 22.79%
   200,000  Avant! Corp.<F7><F8>                             6,350,000
    50,000  CBT Group PLC ADR<F7>                            2,712,500
    75,000  Clarify, Inc.<F7>                                3,600,000
    75,000  i2 Technologies, Inc.<F7>                        2,868,750
    75,000  McAfee Associates, Inc.<F7>                      3,300,000
    25,000  Netscape Communications Corp.<F7>                1,421,875
   100,000  Pure Atria Corp.<F7>                             2,475,000
    70,000  Remedy Corp.<F7>                                 3,762,500


  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            COMPUTERS - SOFTWARE 22.79% (CONT'D.)
     8,000  Saville Systems Ireland
            PLC ADR<F7>                                  $     325,000
    25,000  Siebel Systems, Inc.<F7>                           675,000
   125,000  Vantive Corp.<F7>                                3,906,250
                                                          ------------
                                                            31,396,875
                                                          ------------

            ENERGY - SERVICES 3.37%
    35,000  ENSCO International, Inc.<F7>                    1,697,500
   100,000  Nabors Industries, Inc.<F7>                      1,925,000
    45,300  Rowan Cos., Inc.<F7>                             1,024,913
                                                          ------------
                                                             4,647,413
                                                          ------------

            MACHINERY  1.16%
   100,000  JLG Industries, Inc.                             1,600,000
                                                          ------------

            MEDICAL - INFORMATION
            SERVICES 2.16%
    50,000  HBO & Co.                                        2,968,750
                                                          ------------

            MEDICAL - INSTRUMENTS 1.25%
    75,000  Heartport, Inc.<F7>                              1,715,625
                                                          ------------

            MEDICAL - OUTPATIENT/
            HOME 1.25%
    63,800  OccuSystems, Inc.<F7>                            1,722,600
                                                          ------------

            MEDICAL - PRODUCTS 2.40%
    50,000  Quintiles Transnational Corp.<F7>                3,312,500
                                                          ------------

            MEDICAL - SUPPLIES 1.17%
    50,000  Omnicare, Inc.                                   1,606,250
                                                          ------------

            OIL & GAS 10.17%
    50,000  Falcon Drilling Co., Inc.<F7>                    1,962,500
   100,000  Global Marine, Inc.<F7>                          2,062,500
   150,000  Noble Drilling Corp.<F7>                         2,981,250
    50,000  Reading & Bates Corp.<F7>                        1,325,000
    40,000  Smith International, Inc.<F7>                    1,795,000
    25,000  Transocean Offshore, Inc.                        1,565,625
   100,000  Varco International, Inc.<F7>                    2,312,500
                                                          ------------
                                                            14,004,375
                                                          ------------


                            VAN WAGONER MID-CAP FUND
                       SCHEDULE OF INVESTMENTS (cont'd.)

  NUMBER
 OF SHARES                                                       VALUE
 ---------                                                       -----

            POLLUTION CONTROL - SERVICES 2.03%
    75,000  Newpark Resources, Inc.<F7>                   $  2,793,750
                                                          ------------

            TELECOMMUNICATIONS -
            EQUIPMENT 20.53%
   123,200  Adtran, Inc.<F7>                                 5,112,800
   100,000  Cascade Communications Corp.<F7>                 5,512,500
   225,000  PairGain Technologies, Inc.<F7>                  6,848,437
   125,000  Premisys Communications, Inc.<F7>                4,218,750
   175,000  Tellabs, Inc.<F7>                                6,584,375
                                                          ------------
                                                            28,276,862
                                                          ------------

            TELECOMMUNICATIONS - SERVICES 1.56%
    90,000  Objective Systems
            Integrators, Inc.<F7>                            2,148,750
                                                          ------------

            Total Common Stocks
            (cost $125,426,768)                            132,830,625
                                                          ------------

 PRINCIPAL
  AMOUNT
 ---------

            REPURCHASE AGREEMENTS 1.16%

$1,600,000  UMB Bank, n.a., 5.875%, dated
            12/31/96, repurchase price
            $1,600,515, maturing 1/2/97
            (collateralized by U.S. Treasury
            Notes, 6.50%, 5/15/97)                           1,600,000
                                                          ------------

            Total Repurchase Agreements
            (cost $1,600,000)                                1,600,000
                                                          ------------

            SHORT-TERM INVESTMENTS 0.65%

   898,338  UMB Bank, n.a., Money
            Market Fiduciary                                   898,338
                                                          ------------

            Total Short-Term Investments
            (cost $898,338)                                    898,338
                                                          ------------


                                                                 VALUE
                                                                 -----

            Total Investments 98.25%
            (cost $127,925,106)                           $135,328,963

            Other Assets
            less Liabilities 1.75%                           2,411,519
                                                          ------------

            NET ASSETS 100.00%                            $137,740,482
                                                          ============
<F7> Non-income producing
<F8> Affiliated company - see Note 6

See notes to financial statements.




                               VAN WAGONER FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 1996

                                        EMERGING      MICRO-CAP      MID-CAP
                                      GROWTH FUND       FUND          FUND
                                      -----------     ---------      -------
ASSETS:
Investments, at value:
  Nonaffiliated issuers
    (cost $546,731,584,
    $107,339,221 and $121,834,981,
    respectively)                     $578,151,035  $120,755,222  $128,978,963
  Affiliated issuers (cost
    $61,111,733, $26,051,337
    and $6,090,125, respectively)       67,744,063    25,410,313     6,350,000
Receivable for investments sold         25,848,467    14,712,477    14,939,380
Receivable from investment adviser         154,153       105,051        41,169
Organizational expenses, net
   of accumulated amortization              29,360        29,360        29,360
Interest and dividends receivable            6,230        49,307         2,672
Receivable for shares sold                   4,999            --            --
Prepaid expenses and other assets           60,438        26,700        26,686
                                      ------------  ------------  ------------
Total Assets                           671,998,745   161,088,430   150,368,230
                                      ------------  ------------  ------------
LIABILITIES:
Payable for investments purchased       30,306,922    19,953,845    12,237,494
Payable to custodian                     1,531,052            --            --
Accrued investment advisory fee            687,367       172,437       124,548
Accrued distribution fee                   315,294        61,377        69,986
Payable for shares redeemed                272,041         9,239         6,995
Accrued expenses and other
   liabilities                             726,593       193,078       188,725
                                      ------------  ------------  ------------
Total Liabilities                       33,839,269    20,389,976    12,627,748
                                      ------------  ------------  ------------
NET ASSETS                            $638,159,476  $140,698,454  $137,740,482
                                      ============  ============  ============

NET ASSETS CONSIST OF:
Capital stock                         $      5,028  $      1,130  $      1,112
Paid-in-capital                        718,929,554   148,214,100   145,043,525
Accumulated net realized loss
   on investments                    (118,826,887)  (20,291,753)  (14,708,012)
Net unrealized appreciation
   on investments                       38,051,781    12,774,977     7,403,857
                                      ------------  ------------  ------------
Net Assets                            $638,159,476  $140,698,454  $137,740,482
                                      ============  ============  ============

CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                             200,000,000   100,000,000   100,000,000
Issued and outstanding                  50,275,260    11,303,250    11,114,950

NET ASSET VALUE, REDEMPTION
PRICE, AND OFFERING PRICE
PER SHARE (NET ASSETS/SHARES
OUTSTANDING)                                $12.69        $12.45        $12.39
                                            ======        ======        ======

See notes to financial statements.



                               VAN WAGONER FUNDS
                            STATEMENTS OF OPERATIONS
                          Year Ended December 31, 1996


                                        EMERGING      MICRO-CAP      MID-CAP
                                      GROWTH FUND       FUND          FUND
                                      -----------     ---------      -------
INVESTMENT INCOME:
Interest                              $  2,282,856     $ 801,575     $ 624,962
Dividends                                  116,520        43,277        30,254
                                      ------------  ------------  ------------
Total Investment Income                  2,399,376       844,852       655,216
                                      ------------  ------------  ------------

EXPENSES:
Investment advisory fees                 6,508,760     1,397,953       834,015
Transfer agent fees and expenses         1,496,248       400,321       340,542
12b-1 fees                               1,301,752       232,992       208,504
Federal and state registration fees        371,689       110,551       106,959
Fund accounting and
  administration fees                      280,175       130,643       120,846
Printing and postage expenses              273,222        47,422        37,461
Custody fees                                48,802        19,168        17,343
Professional fees                           23,637        23,637        23,637
Amortization of organization costs           7,364         7,364         7,364
Directors' fees and expenses                 4,668         4,668         4,668
Miscellaneous                               16,035         6,338         5,271
                                      ------------  ------------  ------------
Total expenses before waiver            10,332,352     2,381,057     1,706,610
  Less: Waiver of expenses               (178,686)     (563,718)      (80,281)
                                      ------------  ------------  ------------
  Net Expenses                          10,153,666     1,817,339     1,626,329
                                      ------------  ------------  ------------

NET INVESTMENT LOSS                    (7,754,290)     (972,487)     (971,113)
                                      ------------  ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on
  investments                        (118,833,259)  (20,296,388)  (14,710,318)
Change in unrealized
  appreciation on investments           38,051,781    12,774,977     7,403,857
                                      ------------  ------------  ------------
Net Loss on Investments               (80,781,478)   (7,521,411)   (7,306,461)
                                      ------------  ------------  ------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $(88,535,768)  $(8,493,898)  $(8,277,574)
                                      ============  ============  ============

See notes to financial statements.



                               VAN WAGONER FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS
                          Year Ended December 31, 1996

                                        EMERGING      MICRO-CAP      MID-CAP
                                      GROWTH FUND       FUND          FUND
                                      -----------     ---------      -------
OPERATIONS:
Net investment loss                  $ (7,754,290) $   (972,487)  $  (971,113)
Net realized loss on investments     (118,833,259)  (20,296,388)  (14,710,318)
Change in unrealized
  appreciation on investments           38,051,781    12,774,977     7,403,857
                                      ------------  ------------  ------------
Net decrease in net assets
  resulting from operations           (88,535,768)   (8,493,898)   (8,277,574)
                                      ------------  ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares         1,363,297,233   245,071,240   244,490,946
Redemption of shares                 (636,635,323)  (95,912,221)  (98,506,223)
                                      ------------  ------------  ------------
Net increase from share
  transactions                         726,661,910   149,159,019   145,984,723
                                      ------------  ------------  ------------

TOTAL INCREASE IN NET ASSETS           638,126,142   140,665,121   137,707,149

NET ASSETS:
Beginning of period                         33,334        33,333        33,333
                                      ------------  ------------  ------------

End of period                         $638,159,476  $140,698,454  $137,740,482
                                      ============  ============  ============

TRANSACTIONS IN SHARES:
Shares sold                             96,673,050    18,977,746    18,740,673
Shares redeemed                       (46,401,123)   (7,677,829)   (7,629,056)
                                      ------------  ------------  ------------
Net increase                            50,271,927    11,299,917    11,111,617
                                      ============  ============  ============

See notes to financial statements.



                               VAN WAGONER FUNDS
                              FINANCIAL HIGHLIGHTS
                          Year Ended December 31, 1996
               For a Fund share outstanding throughout the year.


                                      EMERGING      MICRO-CAP      MID-CAP
                                     GROWTH FUND      FUND           FUND
                                     -----------    ---------      -------
Net Asset Value, Beginning
  of Period                             $10.00        $10.00         $10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment loss                     (0.15)        (0.09)         (0.09)
Net realized and unrealized
  gains on investments                    2.84<F9>      2.54<F9>       2.48<F9>
                                      --------      --------       --------
Total from investment operations          2.69          2.45           2.39
                                      --------      --------       --------
Net Asset Value, End of Period          $12.69        $12.45         $12.39
                                      ========      ========       ========

Total Return                            26.90%        24.50%         23.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)      $638,159      $140,698       $137,740
Ratio of net expenses to
  average net assets<F10>                1.95%         1.95%          1.95%
Ratio of net investment loss
  to average net assets<F10>           (1.49)%       (1.04)%        (1.16)%
Portfolio turnover rate                   159%          153%           173%
Average commission rate paid
  on portfolio investment
  transactions                         $0.0531       $0.0474        $0.0516


<F9>  The amount shown may not accord with the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
<F10> Without fees waived, the ratio of net expenses to average net assets would have been 1.98% for the Emerging Growth Fund, 2.55% for the Micro-Cap Fund and 2.05% for the Mid-Cap Fund. The ratio of net investment loss to average net assets would have been (1.52)% for the Emerging Growth Fund, (1.64)% for the Micro-Cap Fund and (1.26)% for the Mid-Cap Fund. The annual expense ratio of each Fund is capped at 1.95% through January 1, 1998.

See notes to financial statements.



                               VAN WAGONER FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


1.   ORGANIZATION

     Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Emerging Growth Fund, Micro-Cap Fund and Mid-Cap Fund (collectively "the Funds") are separate, diversified investment portfolios of Van Wagoner Funds, Inc.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") which permit management to make certain estimates and assumptions at the date of the financial statements.

     (A) INVESTMENT VALUATION - A security traded on a recognized stock exchange is valued at the last sale price. If no sale is reported, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser under the supervision of the Board of Directors.

     (B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held by the Funds' custodian.

                    NOTES TO FINANCIAL STATEMENTS (cont'd.)

     (C) ORGANIZATION COSTS - Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

     (D) EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

     (E) FEDERAL INCOME TAXES - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

          As of December 31, 1996, the Emerging Growth, Micro-Cap and Mid-Cap Funds had federal income tax capital loss carryforwards of $80,675,019, $11,452,503 and $10,849,236, respectively. The entire federal income tax loss carryforward for each Fund expires in 2004.

     (F) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with federal tax regulations, which may differ from GAAP.

     (G) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                    NOTES TO FINANCIAL STATEMENTS (cont'd.)

3.   INVESTMENT ADVISORY AGREEMENT

     The Funds have an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the following percentage of average daily net assets for each Fund: 1.25% for the Emerging Growth Fund, 1.50% for the Micro-Cap Fund and 1.00% for the Mid-Cap Fund. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed 1.95% for each Fund until January 1, 1998. Expenses of $178,686, $563,718 and $80,281 were waived in the Emerging Growth, Micro-Cap and Mid-Cap Funds, respectively.

4.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 1996 were as follows:

                             EMERGING        MICRO-CAP        MID-CAP
                            GROWTH FUND         FUND            FUND
                           ------------      ---------        --------
     Purchases            $1,498,712,282   $263,108,538     $267,588,293
     Sales                   792,109,151    126,719,452      131,752,183

     For the year ended December 31, 1996, there were no purchases or sales of long-term U.S. Government securities.

                    NOTES TO FINANCIAL STATEMENTS (cont'd.)

     The cost of securities on a tax basis for the Emerging Growth Fund, Micro-Cap Fund and Mid-Cap Fund is $617,424,329, $134,133,529 and $131,475,743,
     respectively. At December 31, 1996, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                  EMERGING         MICRO-CAP        MID-CAP
                                GROWTH FUND          FUND            FUND
                                ------------       ---------       --------
     Unrealized appreciation    $83,058,276       $17,404,666     $13,657,220
     (Unrealized depreciation)  (54,587,507)       (5,372,660)     (9,804,000)
                                -----------       -----------     -----------
     Net unrealized
       appreciation
       on investments           $28,470,769       $12,032,006    $  3,853,220
                                ===========       ===========     ===========

6.   TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which one or more Funds has ownership of at least 5% of the voting securities. Companies which are affiliates of each Fund are as follows:

                                                                                                                   AMOUNT OF
                                                                                                   AMOUNT OF      GAIN (LOSS)
                                                                                                   DIVIDENDS        REALIZED
                                                           SHARE ACTIVITY                          CREDITED         ON SALE
                                       -------------------------------------------------------     TO INCOME       OF SHARES
                                       BALANCE        PURCHASES/        SALES/        BALANCE      IN FISCAL       IN FISCAL
SECURITY NAME                         12/31/95        ADDITIONS       REDUCTIONS      12/31/96       1996             1996
--------------                        --------        ----------      ----------      --------     ---------       ---------
EMERGING GROWTH FUND
Avant! Corp.<F11>                         -           1,049,381         99,381        950,000          -          $  155,468
Cardiac Pathways Corp.<F11>               -             705,000        455,000        250,000          -          (1,119,428)
CTC Communications Corp.<F11>             -             396,050        396,050           -             -          (1,229,446)
Enterprise Systems, Inc.<F11>             -             311,550        311,550           -             -          (3,813,070)
IRIDEX Corp.<F11>                         -             235,000        235,000           -             -          (1,071,875)
Mechanical Dynamics, Inc.<F11>            -             224,000        224,000           -             -            (133,390)
Mecon, Inc.<F11>                          -             259,000        259,000           -             -          (2,640,437)
Meta-Software, Inc.<F11>                  -             633,300        633,300           -             -            (114,486)
NCS HealthCare, Inc.<F11>                 -             425,000           -           425,000          -                -
NuCo2, Inc.<F11>                          -             406,400        171,400        235,000          -          (2,171,491)
OrCAD, Inc.<F11>                          -             211,400        211,400           -             -            (622,225)
SQA, Inc.<F11>                            -             493,200         18,200        475,000          -             (54,755)




                                              NOTES TO FINANCIAL STATEMENTS (cont'd.)
                                                                                                                   AMOUNT OF
                                                                                                   AMOUNT OF      GAIN (LOSS)
                                                                                                   DIVIDENDS        REALIZED
                                                           SHARE ACTIVITY                          CREDITED         ON SALE
                                       -------------------------------------------------------     TO INCOME       OF SHARES
                                       BALANCE        PURCHASES/        SALES/        BALANCE      IN FISCAL       IN FISCAL
SECURITY NAME                         12/31/95        ADDITIONS       REDUCTIONS      12/31/96       1996             1996
--------------                        --------        ----------      ----------      --------     ---------       ---------

EMERGING GROWTH FUND (CONT'D.)
Summit Medical Systems, Inc.<F11>         -             639,100        639,100           -             -        $ (7,742,208)
Technology Modeling
   Associates, Inc.<F11>                  -             250,000           -           250,000          -                -
Vitalcom, Inc.<F11>                       -             487,000        487,000           -             -          (4,360,084)
                                                                                                      ---        ------------
                                                                                                       -        $(23,845,552)
                                                                                                      ===        ============
MICRO-CAP FUND
Avant! Corp.<F11>                         -             188,846        188,846           -             -              351,241
Cardiac Pathways Corp.<F11>               -             608,000        208,000        400,000          -            (672,329)
CTC Communications Corp.<F11>             -             406,000          6,000        400,000          -             (39,069)
Enterprise Systems, Inc.<F11>             -              97,050         97,050           -             -          (1,073,633)
IRIDEX Corp.<F11>                         -             305,000          5,000        300,000          -             (26,875)
Mechanical Dynamics, Inc.<F11>            -             298,750         23,750        275,000          -               11,624
Mecon, Inc.<F11>                          -             100,000        100,000           -             -            (255,403)
Meta-Software, Inc.<F11>                  -             155,000        155,000           -             -                -
NCS HealthCare, Inc.<F11>                 -             100,000           -           100,000          -                -
NuCo2, Inc.<F11>                          -             108,600          3,600        105,000          -             (49,500)
OrCAD, Inc.<F11>                          -             200,000           -           200,000          -                -
SQA, Inc.<F11>                            -             105,300          5,300        100,000          -             (15,945)
Summit Medical Systems, Inc.<F11>         -             156,600        156,600           -             -          (2,099,600)
Technology Modeling
   Associates, Inc.<F11>                  -             287,500           -           287,500          -                -
Vitalcom, Inc.<F11>                       -             178,500        178,500           -             -          (1,413,868)
                                                                                                      ---        ------------
                                                                                                       -       $  (5,256,482)
                                                                                                      ===        ============

MID-CAP FUND
Avant! Corp.<F11>                         -             208,846          8,846        200,000          -              (2,212)
IRIDEX Corp.<F11>                         -               4,000          4,000           -             -               28,000
SQA, Inc.<F11>                            -               5,000          5,000           -             -                (625)
Vitalcom, Inc.<F11>                       -               4,000          4,000           -             -               31,000
                                                                                                      ---        ------------
                                                                                                       -       $       28,163
                                                                                                      ===        ============

<F11> Non-income producing




                               VAN WAGONER FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
Van Wagoner Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Growth Fund, the Micro-Cap Fund and the Mid-Cap Fund (each a portfolio of Van Wagoner Funds, Inc., (the "Funds")) at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative procedures for unsettled securities, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Milwaukee, Wisconsin
January 23, 1997



                         VAN WAGONER POST-VENTURE FUND
                            SCHEDULE OF INVESTMENTS
                                MARCH 31, 1997
                                (UNAUDITED)

      Number
   of Shares                                                          Value
   ---------                                                          -----

               COMMON STOCKS  82.99%
               Commercial Services - Miscellaneous  1.56%
      10,000   Pediatrix Medical Group, Inc. <F1>                $  328,750
                                                                 ----------

               COMPUTERS - INTEGRATED SYSTEMS  4.74%
      25,000   Peerless Systems Corp. <F1>                          290,625
      30,000   Wind River Systems, Inc. <F1>                        708,750
                                                                 ----------
                                                                    999,375
                                                                 ----------

               COMPUTERS - LOCAL NETWORKS  5.73%
      15,000   Ascend Communications, Inc. <F1>                     611,250
      45,000   Citrix Systems, Inc. <F1>                            596,250
                                                                 ----------
                                                                  1,207,500
                                                                 ----------

               COMPUTERS - MEMORY DEVICES  2.39%
      17,000   Veritas Software Corp. <F1>                          503,625
                                                                 ----------

               COMPUTERS - MINI/MICRO  2.44%
      25,000   Rational Software Corp. <F1>                         515,625
                                                                 ----------

               COMPUTERS - SERVICES  5.39%
      35,000   Viasoft, Inc. <F1>                                 1,137,500
                                                                 ----------

               COMPUTERS - SOFTWARE  23.37%
      25,000   ANSYS, Inc. <F1>                                     203,125
      45,000   Avant! Corp. <F1><F2>                              1,220,625
      27,700   Clarify, Inc. <F1>                                   668,263
       6,000   McAfee Associates, Inc. <F1>                         265,500
      30,000   Pure Atria Corp. <F1>                                511,875
      30,000   Remedy Corp. <F1>                                  1,147,500
      30,000   Rogue Wave Software, Inc. <F1>                       273,750
      15,000   Vantive Corp. <F1>                                   307,500
      20,000   XcelleNet, Inc. <F1>                                 330,000
                                                                 ----------
                                                                  4,928,138
                                                                 ----------




                         VAN WAGONER POST-VENTURE FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                MARCH 31, 1997
                                (UNAUDITED)

      Number
   of Shares                                                          Value
   ---------                                                          -----
               ELECTRONICS - SEMICONDUCTOR EQUIPMENT  1.42%
       4,000   ASM Lithography Holding N.V. <F1>                 $  300,000
                                                                 ----------


               FINANCE - CONSUMER LOANS  0.44%
      12,500   National Auto Finance Co., Inc. <F1>                  93,750
                                                                 ----------


               MEDICAL - BIOMEDICAL/GENETICS  3.49%
       7,500   Cardiac Pathways Corp. <F1><F2>                       61,875
      67,500   Cardiovascular Dynamics, Inc. <F1><F2>               675,000
                                                                 ----------
                                                                    736,875
                                                                 ----------

               MEDICAL - ETHICAL DRUGS  1.70%
      10,000   Dura Pharmaceuticals, Inc. <F1>                      357,500
                                                                 ----------


               MEDICAL - INSTRUMENTS  1.78%
       5,000   Heartport, Inc. <F1>                                 122,500
      35,000   Photoelectron Corp. <F1>                             253,750
                                                                 ----------
                                                                    376,250
                                                                 ----------

               MEDICAL - OUTPATIENT/HOME  3.47%
      17,500   OccuSystems, Inc. <F1>                               393,750
      15,000   Renal Treatment Centers, Inc. <F1>                   337,500
                                                                 ----------
                                                                    731,250
                                                                 ----------

               MEDICAL - PRODUCTS  4.49%
      16,000   Aksys, Ltd. <F1>                                     148,000
      20,000   CardioGenesis Corp. <F1>                             260,000
      30,000   EndoSonics Corp. <F1>                                285,000
       5,000   Paraxel International Corp. <F1>                     115,000
       7,000   Pharmaceutical Product Development, Inc. <F1>        140,000
                                                                 ----------
                                                                    948,000
                                                                 ----------

               MEDICAL - WHOLESALE/DRUG  1.61%
      15,000   NCS HealthCare, Inc. <F1><F2>                        339,375
                                                                 ----------


                         VAN WAGONER POST-VENTURE FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                MARCH 31, 1997
                                (UNAUDITED)

      Number
   of Shares                                                          Value
   ---------                                                          -----
               OIL & GAS  6.36%
      45,000   Comstock Resources, Inc. <F1>                    $   388,125
      25,000   Edge Petroleum Corp. <F1>                            400,000
      20,000   Patterson Energy, Inc. <F1><F2>                      552,500
                                                                 ----------
                                                                  1,340,625
                                                                 ----------

               TELECOMMUNICATIONS - EQUIPMENT  12.61%
       9,000   Advanced Fibre Communications, Inc. <F1>             290,250
      10,000   CIENA Corp. <F1>                                     284,375
      15,000   Natural Microsystems Corp. <F1>                      298,125
      10,000   P-COM, Inc. <F1>                                     260,000
      21,000   PairGain Technologies, Inc. <F1>                     622,125
      15,000   Powerwave Technologies, Inc. <F1>                    268,125
      30,000   Sync Research, Inc. <F1>                              94,218
      15,000   Tellabs, Inc. <F1>                                   541,875
                                                                 ----------
                                                                  2,659,093
                                                                 ----------


               TOTAL COMMON STOCKS (COST $22,161,349)            17,503,231
                                                                 ----------


               PREFERRED STOCK  1.19%
      35,714   Netro Corp. PPL Series C PFD <F1><F3><F4>            249,998
                                                                 ----------


               TOTAL PREFERRED STOCK (COST $249,998)                249,998
                                                                 ----------

      Number
of Contracts
-------------
               OPTIONS PURCHASED  2.55%
       5,572   Put Option on Morgan Stanley High-Technology Index
               Expiring June 30, 1997 at 359                        133,059
       2,491   Put Option on Nasdaq 100 Index
               Expiring June 30, 1997 at 803.30                     113,341




                         VAN WAGONER POST-VENTURE FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                MARCH 31, 1997
                                (UNAUDITED)

      Number
of Contracts                                                          Value
-------------                                                         -----
               OPTIONS PURCHASED  2.55% (continued)
       7,206   Put Option on Russell 2000 Index
               Expiring June 30, 1997 at 347                     $   94,254
       4,430   Put Option on S&P 500 Index
               Expiring June 30, 1997 at 790                        198,375
                                                                 ----------

               TOTAL OPTIONS PURCHASED (COST $446,585)              539,029
                                                                 ----------

   Principal
      Amount
   ---------

               REPURCHASE AGREEMENTS  12.93%
  $2,727,000   UMB Bank, n.a., 5.70%, dated 03/31/97,
               repurchase price $2,728,097, maturing
               04/1/97 (collateralized by
               U.S. Treasury Note, 5.125%, 6/30/98)               2,727,000
                                                                 ----------


               TOTAL REPURCHASE AGREEMENTS (COST $2,727,000)      2,727,000
                                                                 ----------


               TOTAL INVESTMENTS (COST $25,584,932) 99.66%       21,019,258

               Other Assets less Liabilities  0.34%                  70,755
                                                                 ----------


               NET ASSETS  100.00%                              $21,090,013
                                                                ===========


<F1> Non-income producing
<F2> Affiliated company - see Note 6
<F3> Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
<F4> Valued under procedures established by the Board of Directors.

                       See notes to financial statements.



                         VAN WAGONER POST-VENTURE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997
                                  (UNAUDITED)



     ASSETS:
       Investments, at value:
       Nonaffiliated issuers (cost $19,701,063)                $ 15,442,883
       Affiliated issuers (cost $3,156,869)                       2,849,375
     Repurchase agreements, at value (cost $2,727,000)            2,727,000
     Receivable for investments sold                              1,332,739
     Receivable from investment adviser                              69,879
     Interest and dividends receivable                                1,725
     Prepaid expenses and other assets                               17,742
                                                               ------------

     Total Assets                                                22,441,343
                                                               ------------


     LIABILITIES:
       Payable for investments purchased                            786,585
       Payable to custodian                                         436,845
       Accrued investment advisory fee                               68,696
       Accrued distribution fee                                       7,059
       Accrued expenses and other liabilities                        52,145
                                                               ------------

       Total Liabilities                                          1,351,330
                                                               ------------


     NET ASSETS                                                 $21,090,013
                                                               ============


     NET ASSETS CONSIST OF:
       Capital stock                                            $       254
       Paid-in-capital                                           26,350,462
       Accumulated net realized loss on investments                (695,029)
       Net unrealized depreciation on investments                (4,565,674)
                                                               ------------


       Net Assets                                               $21,090,013
                                                               ============


     CAPITAL STOCK, $0.0001 par value
       Authorized                                               100,000,000
       Issued and outstanding                                     2,543,716


     NET ASSET VALUE, REDEMPTION PRICE,
     AND OFFERING PRICE PER SHARE (NET
     ASSETS/SHARES OUTSTANDING)                                       $8.29
                                                                      =====


                       See notes to financial statements.



                         VAN WAGONER POST-VENTURE FUND
                            STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1997
                                (UNAUDITED)




     INVESTMENT INCOME:
       Interest                                                   $  74,048
       Dividends                                                        500
                                                                  ---------

         Total Investment Income                                     74,548
                                                                  ---------


     EXPENSES:
       Investment advisory fees                                      88,464
       Transfer agent fees and expenses                              43,847
       Fund accounting and administration fees                       15,206
       Distribution fees                                             14,744
       Federal and state registration fees                            7,349
       Printing and postage expenses                                  5,913
       Professional fees                                              5,062
       Custody fees                                                   2,935
       Directors' fees and expenses                                     575
       Miscellaneous                                                    787
                                                                  ---------


       Total expenses before waiver                                 184,882
         Less:  Waiver of expenses                                  (69,879)
                                                                  ---------

         Net Expenses                                               115,003
                                                                  ---------


       NET INVESTMENT LOSS                                          (40,455)
                                                                  ---------


       REALIZED AND UNREALIZED LOSS:
          Net realized loss on investments                         (695,029)
          Change in unrealized depreciation on
            investments                                          (4,565,674)
                                                                -----------

          Net Loss on Investments                                (5,260,703)
                                                               ------------


       NET DECREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                $(5,301,158)
                                                               ============


                       See notes to financial statements.








                         VAN WAGONER POST-VENTURE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                       THREE MONTHS ENDED MARCH 31, 1997
                                (UNAUDITED)




     OPERATIONS:
       Net investment loss                                       $  (40,455)
       Net realized loss on investments                            (695,029)
       Change in unrealized depreciation on investments          (4,565,674)
                                                                -----------

       Net decrease in net assets resulting from
         operations                                              (5,301,158)
                                                                -----------



     CAPITAL SHARE TRANSACTIONS:
       Proceeds from sale of shares                              35,795,603
       Redemption of shares                                      (9,404,432)
                                                                -----------

       Net increase from share transactions                      26,391,171
                                                                -----------


     TOTAL INCREASE IN NET ASSETS                                21,090,013




     NET ASSETS:
       Beginning of period                                                -

       End of period                                            $21,090,013
                                                                ===========



     TRANSACTIONS IN SHARES:
       Shares sold                                                3,538,073
       Shares redeemed                                             (994,357)
                                                                -----------


     Net increase                                                 2,543,716
                                                                ===========

                         See notes to financial statements.




                         VAN WAGONER POST-VENTURE FUND
                              FINANCIAL HIGHLIGHTS
                       THREE MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)


     Net Asset Value, Beginning of Period                            $10.00


     LOSS FROM INVESTMENT OPERATIONS:
       Net investment loss                                            (0.02)
       Net realized and unrealized losses on investments              (1.69)
                                                                     ------

       Total from investment operations                               (1.71)
                                                                     ------


     NET ASSET VALUE, END OF PERIOD                                   $8.29
                                                                     ======

     TOTAL RETURN <F1>
                                                                   (17.10)%
     SUPPLEMENTAL DATA AND RATIOS:
       Net assets, end of period (000s)                             $21,090
       Ratio of net expenses to average net assets<F2><F3>           1.95%
       Ratio of net investment loss to average
         net assets <F2><F3>                                        (0.69)%
       Portfolio turnover rate                                          67%
       Average commission rate paid on portfolio
         investment transactions                                    $0.0366


<F1> Not annualized
<F2> Annualized
<F3> Without fees waived, the ratio of net expenses to average net assets would have been 3.14%, and the ratio of net investment loss to average net assets would have been (1.88)%. The annual expense ratio of the Fund is capped at 1.95% through January 1, 1998.


                       See notes to financial statements.







                           WAGONER POST-VENTURE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)


(1)  Organization
     ------------

     Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Post-Venture Fund (the "Fund") is a separate, diversified investment portfolio of Van Wagoner Funds, Inc. The Fund commenced operations after the close of business on December 31, 1996.

(2)  Significant Accounting Policies
     -------------------------------
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (a) Investment Valuation - A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund's investment adviser pursuant to guidelines established by the Board of Directors.

     (b) Repurchase Agreements - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held by the Fund's custodian.


                         VAN WAGONER POST-VENTURE FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1997
                                  (UNAUDITED)

     (c) Expenses - The Fund is charged for those expenses that are directly attributable to it, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

     (d) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

     (e) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.

     (f) Other - Investment transactions are accounted for on the trade date basis. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Investment Advisory Agreement
     -----------------------------
     The Fund has an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Fund. Under the terms of this agreement, the Adviser is compensated at the rate of 1.50% of the Fund's average daily net assets. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.95% for the Fund until January 1, 1998. Expenses of $69,879 were waived in the Fund.



                         VAN WAGONER POST-VENTURE FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1997
                                  (UNAUDITED)


 (4) Service and Distribution Plan
     -----------------------------

The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets.

(5)  Investment Transactions
     -----------------------

     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the three months ended March 31, 1997 were as follows:
     Purchases     $33,122,756
     Sales          10,016,380

     For the three months ended March 31, 1997, there were no purchases or sales of long-term U.S. Government securities.

     At March 31, 1997, gross unrealized appreciation and depreciation on investments, based on a cost basis for tax purposes of $25,697,712, were as follows:

     Unrealized appreciation         $   341,805
     (Unrealized depreciation)         (5,020,259)
     Net unrealized depreciation       ----------
          on investments              $(4,678,454)
                                       ==========



                         VAN WAGONER POST-VENTURE FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1997
                                  (UNAUDITED)


(6)  Transactions with Affiliated Companies
     --------------------------------------

     An affiliated company is a company in which one or more Funds has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund are as follows:


                           Share Activity
               ---------------------------------------
                                                                      Amount of
                                                         Amount of   Gain (Loss)
                                                         Dividends   Realized on
                                                        Credited to    Sale of
               Balance  Purchases/   Sales/    Balance   Income in    Shares in
Security Name 12/31/96  Additions  Reductions  3/31/97  Fiscal 1997  Fiscal 1997
-------------  --------  ---------  ---------- -------  -----------  -----------
Avant! Corp.*     -       45,000        -      45,000       -            -

Cardiac
Pathways Corp.*   -        7,500        -       7,500       -            -

Cardiovascular
Dynamics, Inc.*   -       67,500        -      67,500       -            -

NCS HealthCare,
Inc.*             -       15,000        -      15,000       -            -

Patterson
Energy, Inc.*     -       20,000        -      20,000       -            -

Template
Software, Inc.*   -       30,000     30,000       -         -        $(43,188)
                                                         -------     ---------
                                                        $   -        $(43,188)
                                                         =======     =========
* Non-income producing




                                   APPENDIX A

Commercial Paper Ratings
------------------------

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Funds may invest:

   "A-1" - Issue's degree of safety regarding timely payment is strong.
Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

   "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

   "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Funds may invest:

   "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

   "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

   "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

   "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

   Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

   "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

   Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Funds may invest:

   "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

   IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Funds may invest:

   "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

   "A2" - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Debt Ratings
--------------------------------

STANDARD & POOR'S DEBT RATINGS

   A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

       1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

       2.  Nature of and provisions of the obligation.

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


INVESTMENT GRADE

   AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

   Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

   B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

   CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

   CC - Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

   C - Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

   D - Debt rated "D" is in payment default. The "D" rating cateogy is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

   B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

   Fitch investment grade bond ratings provide a guide to investors in determing the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

   Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

   Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

   BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C      Bonds are in imminent default in payment of interest or principal.

   DDD, DD
   and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

   These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

   Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

   The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING
SCALE            DEFINITION
-----------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

-----------------------------------------------------------------------------

AA+              High credit quality.  Protection factors are strong.
AA               Risk is modest, but may vary slightly from time to
AA-              time because of economic conditions.

-----------------------------------------------------------------------------

A+               Protection factors are average but adequate.
A                However, risk factors are more variable and greater
A-               in periods of economic areas.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

BBB+             Below average protection factors but still
BBB              considered sufficient for prudent investment.
BBB-             Considerable variability in risk during economic
                 cycles.

-----------------------------------------------------------------------------

BB+              Below investment grade but deemed likely to meet
BB               obligations when due.  Present or prospective
BB-              financial protection factors fluctuate according to
                 industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

-----------------------------------------------------------------------------

B+               Below investment grade and possessing risk that
B                obligations will not be met when due.  Financial
B-               protection factors will fluctuate widely according
                 to economic cycles.

-----------------------------------------------------------------------------

CCC              Well below investment grade securities.
                 Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
                 Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

DD               Default debt obligations.  Issuer failed to meet
                 scheduled principal and/or interest payments.
DP               Preferred stock with dividend arrearages.

-----------------------------------------------------------------------------